Defiance Next Gen Altered Experience ETF
Schedule of Investments
March 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 95.8%
	Consumer Discretionary - 8.0%
67,291	GrowGeneration Corporation (a)	$619,750
	Consumer Staples - 4.4%
146,234	22nd Century Group, Inc. (a)	339,263
	Health Care - 76.1% (b)
10,691	ALT House Cannabis, Inc. (a)(c)(d)	0
98,573	ATAI Life Sciences NV (a)	501,737
152,689	Aurora Cannabis, Inc. (a)	608,776
206,209	Cardiol Therapeutics, Inc. - Class A (a)	318,629
295,744	Charlottes Web Holdings, Inc. (a)	319,646
27,066	Compass Pathways plc - ADR (a)	348,881
159,893	Cronos Group, Inc. (a)	620,857
407,309	Cybin, Inc. (a)	332,771
128,548	Field Trip Health, Ltd. (a)	169,812
37,969	Forian, Inc. (a)	264,264
19,858	GH Research plc (a)	363,203
514,000	HEXO Corporation (a)	316,865
480,853	Mind Medicine MindMed, Inc. (a)	533,747
723,380	Numinus Wellness, Inc. (a)	306,946
537,870	PharmaCielo, Ltd. (a)	301,436
373,497	Seelos Therapeutics, Inc. (a)	312,916
149,128	Zynerba Pharmaceuticals, Inc. (a)	305,712
		5,926,198
	Real Estate - 7.3%
2,763	Innovative Industrial Properties, Inc.	567,520
	TOTAL COMMON STOCKS (Cost $11,090,065)	7,452,731

	SHORT-TERM INVESTMENTS - 0.4%
29,007	First American Government Obligations Fund - Class X, 0.19% (e)	29,007
	TOTAL SHORT-TERM INVESTMENTS (Cost $29,007)	29,007

	TOTAL INVESTMENTS - 96.2% (Cost $11,119,072)	7,481,738
	Other Assets in Excess of Liabilities - 3.8%	299,941
	NET ASSETS - 100.0%	$7,781,679

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	This security has been deemed illiquid according to the Fund's liquidity guidelines. The value of this security is $0 which represents 0.00% of net assets.
(e)	Rate shown is the annualized seven-day yield as of March 31, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2022:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$7,452,731	$-	$0	(1)	$7,452,731
Short-Term Investments	29,007	-	-		29,007
Total Investments in Securities	$7,481,738	$-	$0	(1)	$7,481,738

^See Schedule of Investments for breakout of investments by sector classification.
(1) Represents less than $0.50.
For the period ended March 31, 2022, the Fund did not recognize any transfers to or from Level 3.